TG-3 12/10

P1, P2, P4

SUPPLEMENT DATED DECEMBER 7, 2010

TO THE PROSPECTUS

DATED MAY 1, 2010

OF

TEMPLETON GROWTH SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

Effective March 1, 2011, the prospectus will be amended as follows:

1.   In the Fund Summary, the section titled “Portfolio Managers” on page TG-S4 is replaced with the following:

Portfolio Managers

NORM BOERSMA, CFA
President of Global Advisors and portfolio manager of the Fund effective March 1, 2011.

LISA F. MEYERS, J.D., CFA

Executive Vice President of Global Advisors and portfolio manager of the Fund since August 2010.

MATTHEW NAGLE, CFA

Portfolio Manager of Global Advisors and portfolio manager of the Fund since August 2010.

JAMES HARPER, CFA

Portfolio Manager of Global Advisors and portfolio manager of the Fund since August 2010.

2.   In the Fund Details, in the section titled “Management” on page TG-D4, , the listing of portfolio managers is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

NORM BOERSMA, CFA
President of Global Advisors and portfolio manager of the Fund since March 2011.

Mr. Boersma assumes the duties of lead portfolio manager of the Fund effective March 2011. He will have primary responsibility for the investments of the Fund. Mr. Boersma will have final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991

LISA F. MEYERS, J.D., CFA

Executive Vice President of Global Advisors

Ms. Meyers has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

MATTHEW NAGLE, CFA

Portfolio Manager of Global Advisors

Mr. Nagle has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

JAMES HARPER, CFA

Portfolio Manager of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007. Prior to joining Franklin Templeton Investments in 2007, he was a partner at sell-side research brokerage, Redburn Partners LLP, where he covered the European telecoms sector. He was also a research analyst at Citigroup and Credit Suisse First Boston.

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Please retain this supplement for future reference.